UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

Community Bankers Trust Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive Glen Allen, VA	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2008, the Board of Directors of Community Bankers Trust Corporation (the “Corporation”) adopted amended and restated Bylaws. The amendment of the Bylaws effected a change in Section 3.2, Staggered Board, of the Bylaws to conform the terms of the classes of directors to the terms set forth in the Amended and Restated Certificate of Incorporation as approved by the Corporation’s stockholders at its special meeting of stockholders in May 2008. The summary of the amendments made to the existing Bylaws of the Corporation is qualified in its entirety to the text of the Amended and Restated Bylaws attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit	Description
3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION

Dated: June 30, 2008	By:	/s/ Bruce B. Nolte

Bruce B. Nolte, Chief Executive Officer

Exhibit Index

Exhibit	Description
3.2	Amended and Restated Bylaws